EXHIBIT 10.24


                     ------------------------
                    THERMOENERGY CORPORATION

                              AND

               NATIONAL SECURITIES CORPORATION



                        REPRESENTATIVE'S
                       WARRANT AGREEMENT




                  Dated as of August    , 1997
                    -----------------------

     REPRESENTATIVE'S WARRANT AGREEMENT dated as of August ___, 1997, between THERMOENERGY CORPORATION, an Arkansas corporation (the "Company"), and NATIONAL SECURITIES CORPORATION and its assignees or designees (each hereinafter referred to variously as a "Holder" or "Representative").

                                W I T N E S S E T H :

     WHEREAS, the Representative has agreed pursuant to the underwriting agreement (the "Underwriting Agreement") dated as of the date hereof and entered into between the Company and the Representative, to act as the representative of the several underwriters listed therein (the "Underwriters") in connection with the Company's proposed public offering (the "Public Offering") of 1,100,000 shares of Common Stock (as hereinafter defined) at a public offering price of $________ per share, 1,100,000 Series 1 redeemable warrant (the "Series 1 Warrants) and 1,100,000 Series 2 redeemable warrant (the "Series 2 Warrants") (the Series 1 Warrants and the Series 2 Warrants being sometimes referred to herein as the "Warrants").

     WHEREAS, pursuant to the Underwriting Agreement, the Company proposes to issue warrants (the "Representative's Warrants") to the Representative to purchase up to an aggregate of 110,000 shares of Common Stock of the Company and/or 220,000 Warrants.

     WHEREAS, the Representative's Warrants to be issued pursuant to this Agreement will be issued on the Closing Date (as such term is defined in the Underwriting Agreement) by the Company to the Representative in consideration for, and as part of the Underwriters' compensation in connection with, the Representative acting as the representative pursuant to the Underwriting Agreement.

     NOW, THEREFORE, in consideration of the premises, the payment by the Representative to the Company of an aggregate of eleven dollars ($11.00), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Grant.
          ------

     The Representative is hereby collectively granted the right
to purchase, at any time from August    , 1998 (one year from the
Closing Date until 5:30 p.m., New York time, on August    , 2002
(5 years from the Closing Date), at which time the Representative's Warrants expire, up to an aggregate of 160,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), and/or 160,000 Warrants at the Exercise Price (as defined in Section 8 hereof). One Warrant is exercisable to purchase one additional share of Common Stock at an initial exercise of $____ [150% of the initial public offering price per
share] from August    , 1998 [one year from the Effective Date of
the Registration Statement] until 5:30 p.m. New York time on
August   , 2002 [5 years from the Closing Date of the
Registration Statement], at which time the Warrants shall expire. Except as set forth herein, the shares of Common Stock and the Warrants issuable upon exercise of the Representative's Warrants are in all respects identical to the shares of Common Stock and the Warrants being purchased by the Underwriters for resale to the public pursuant to the terms and provisions of the Underwriting Agreement. The shares of Common Stock and the Warrants issuable upon exercise of the Representative's Warrants are sometimes hereinafter referred to collectively as the "Securities."

     2.   Representative's Warrant Certificates.
          --------------------------------------

     The Representative's warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

     3.   Registration of Warrant.
          ------------------------

     The Representative's Warrants shall be numbered and shall be registered on the books of the Company when issued.





     4.   Exercise of Representative's Warrant.
          -------------------------------------

          4.1 The Representative's Warrants initially are exercisable at an aggregate Exercise Price (subject to adjustment as provided in Section 11 hereof) per share of Common Stock and Warrant as set forth in Section 8 hereof payable by certified or official bank check in New York Clearing House funds. Upon surrender of a Representative's Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the Securities purchased at the Company's principal offices in Indianapolis, Indiana, the registered holder of a Representative's Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock and/or Warrants so purchased. The purchase rights represented by each Representative's Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of Common Stock and/or Warrants underlying the Representative's Warrants). Representative's Warrants may be exercised to purchase all or part of the shares of Common Stock together with an equal or unequal number of the Warrants represented thereby. If the Company redeems all of the Warrants sold in the Public Offering, then thereafter the Representative's Warrants may not be exercised to purchase any Warrants unless such exercise is accompanied by the simultaneous exercise of all such Warrants being purchased. In the case of the purchase of less than all of the shares of Common Stock and/or Warrants purchasable under any Representative's Warrant Certificate, the Company shall cancel said Representative's Warrant Certificate upon the surrender thereof and shall execute and deliver a new Representative's Warrant Certificate of like tenor for the balance of the shares of Common Stock and/or Warrants purchasable thereunder.

          4.2  In addition to the method of payment set forth in
Section 4.1 and in lieu of any cash payment required thereunder, the Warrantholder shall have the right at any time and from time to time to exercise the Warrant(s) in full or in part by surrendering the Warrant Certificate in the manner specified herein in exchange for the number of shares of Common Stock equal to the quotient derived from dividing the numerator (which shall be an amount equal to the difference between: (i) the number of shares of Common Stock or other Securities as to which the Warrant is being exercised multiplied by the per share Market Price, and (ii) the number of shares of Common Stock or other Securities as to which the Warrant is being exercised multiplied by the per share Market Price, and (ii) the number of shares of Common Stock or other Securities as to which the Warrant is being exercised multiplied by the Exercise Price) by the denominator which shall be the per share Market Price of the Common Stock. Solely for the purpose of this Section 4.2, Market Price shall be calculated either: (i) on the date on which the form of election attached hereto is deemed to have been sent to the Company pursuant to Section 10 hereof ("Notice Date") or (ii) as the average of the Market Prices for each of the five trading days preceding the Notice Date, whichever of (i) or (ii) is greater.

     5.  Issuance of Certificates.
         -------------------------

     Upon the exercise of the Representative's Warrant, the issuance of certificates for shares of Common Stock and/or Warrants or other securities, properties or rights underlying such Representative's Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 7 and 9 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Representative's Warrant Certificates and the certificates representing the shares of Common Stock and/or Warrants or other securities, property or rights issued upon exercise of the Representative's Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the then present President or any Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or any Assistant Secretary of the Company. Representative's Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     6.   Transfer of Representative's Warrant.
          -------------------------------------

     The Representative's Warrant shall be transferable only on the books of the Company maintained at its principal office, where its principal office may then be located, upon delivery thereof accompanied by a Form of Assignment (the form of which is included in Exhibit A hereto) duly endorsed by the Holder or by its duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver the new Representative's Warrant to the person entitled thereto.

     7.   Restriction On Transfer of Representative's Warrant.
          ----------------------------------------------------

     The Holder of a Representative's Warrant Certificate, by its acceptance thereof, covenants and agrees that the Representative's Warrant is being acquired as an investment and not with a view to the distribution thereof, and that the Representative's Warrant may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for one year from the date hereof, except to officers or partners of the Underwriters, or by operation of law.

     8.   Exercise Price.
          ---------------

          8.1  Initial and Adjusted Exercise Price.
               ------------------------------------

          Except as otherwise provided in Section 11 hereof, the initial exercise price of each Representative's Warrant shall be $____ per share of Common Stock [120% of the initial public offering price per share of Common Stock] and $.12 per Warrant. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 11 hereof. Any transfer of a Representative's Warrant shall constitute an automatic transfer and assignment of the registration rights set forth in Section 9 hereof with respect to the Securities or other securities, properties or rights underlying the Representative's Warrants.

          8.2  Exercise Price.
               ---------------

          The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context or unless otherwise specified.


     9.   Registration Rights.
          --------------------

          9.1  Registration Under the Securities Act of 1933.
               ----------------------------------------------

          Each Representative's Warrant Certificate and each certificate representing shares of Common Stock and/or Warrants and any of the other securities issuable upon exercise of the Representative's Warrant (collectively, the "Warrant Shares") shall bear the following legend unless (i) such Representative's Warrant or Warrant Shares are distributed to the public or sold to the underwriters for distribution to the public pursuant to
Section 9 hereof or otherwise pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate:

     THE REPRESENTATIVE'S WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     THE TRANSFER OR EXCHANGE OF THE REPRESENTATIVE'S WARRANT
REPRESENTED BY THE CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH
THE REPRESENTATIVE'S WARRANT AGREEMENT REFERRED TO HEREIN.

          9.2  Piggyback Registration.
               -----------------------

          If, at any time commencing after the effective date of the Registration Statement relating to the Public Offering and expiring five (5) years thereafter, the Company proposes to register any of its securities under the Act (other than in connection with a merger, or the offering of debt, or pursuant to Form S-4 or Form S-8 it will give written notice by registered mail, at least twenty (20) days prior to the filing of each such registration statement, to the Holders of the Representative's Warrants and/or the Warrant Shares of its intention to do so. If any of the Holders of the Representative's Warrants and/or Warrant Shares notify the Company within ten (10) days after mailing of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holders of the Representative's Warrants and/or Warrant Shares the opportunity to have any such Representative's Warrants and/or Warrant Shares registered under such registration statement. In the event that the managing underwriter for said offering advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the securities held by the entities, if any, that made the demand for registration, (c) third, the Representative's Warrants and/or Warrant Shares requested to be included in such registration which in the opinion of such underwriter can be sold, pro rata among all proposed selling shareholders.

          Notwithstanding the provisions of this Section 9.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 9.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

          9.3  Demand Registration.
               --------------------

               (a) At any time commencing one (1) year after the effective date of the Registration Statement relating to the Public Offering (the "Registration Statement") and expiring five
(5) years from the effective date of the Registration Statement, the Holders of the Representative's Warrants and/or Warrant Shares representing a "Majority" (as hereinafter defined) of the Representative's Warrants and/or Warrant Shares shall have the right (which right is in addition to the registration rights under Section 9.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale by such Holders and any other Holders of the Representative's Warrant and/or Warrant Shares who notify the Company within fifteen (15) days after the Company mails notice of such request pursuant to Section 9.3(b) hereof (collectively, the "Requesting Holders") of their respective Warrant Shares for the earlier of (i) nine (9) consecutive months, or (ii) until the sale of all of the Warrant Shares requested to be registered by the Requesting Holders.

               (b) The Company covenants and agrees to give written notice of any registration request under this Section 9.3 by any Holder or Holders representing a Majority of the Representative's Warrants and/or Warrant Shares to all other registered Holders of the Representative's Warrants and the Warrant Shares within ten (10) days from the date of the receipt of any such registration request.

               (c)  Intentionally omitted.

               (d) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Warrant Shares within the time period specified in Section 9.4(a) hereof pursuant to the written notice specified in Section 9.3(a) of the Holders of a Majority of the Representative's Warrants and/or Warrant Shares, the Company, at its option, may repurchase (i) any and all Warrant Shares at the higher of the Market Price (as defined in Section 9.3(e)) per share of Common Stock or per Warrant, as the case may be, on (x) the date of the notice sent pursuant to Section 9.3(a) or (y) the expiration of the period specified in Section 9.4(a) and (ii) any and all Representative's Warrants at the Market Price of the Common Stock and Warrants purchasable upon exercise thereof less the aggregate exercise price payable upon such exercise. Such repurchase shall be in immediately available funds and shall close within two (2) days after the expiration of the period specified in Section 9.4(a).

               (e)  Definition of Market Price.
                    ---------------------------

               As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the shares of Common Stock and/or Warrants is listed or admitted to trading, or, if the shares of Common Stock and/or Warrants is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the NASD through The Nasdaq Stock Market, Inc. ("Nasdaq") or similar organization if Nasdaq is no longer reporting such information, or if the shares of Common Stock and/or Warrants or Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

          9.4  Covenants of the Company With Respect to
               Registration.
               ----------------------------------------

          In connection with any registration under Sections 9.2 or 9.3 hereof, the Company covenants and agrees as follows:

               (a) In connection with any registration under
Section 9.3 hereof, the Company shall use its best efforts to file a registration statement within one hundred and twenty (120) days of receipt of any demand therefor, and to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested.

               (b) The Company shall pay all costs (excluding fees and expenses of a single counsel for all Holders up to a $25,000 maximum and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 9.2 and 9.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

               (c) The Company will use its commercially reasonable efforts to take all necessary action which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

               (d) The Company shall indemnify the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect and subject to the same procedures as are provided by the provisions pursuant to which the Company has agreed to indemnify each of the Underwriters contained in Section 7 of the Underwriting Agreement.

               (e) The Holder(s) of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in
Section 7 of the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.

               (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Representative's Warrant prior to the initial filing of any registration statement or the effectiveness thereof.

               (g) The Company shall not permit the inclusion of any securities other than the Warrant Shares to be included in any registration statement filed pursuant to Section 9.3 hereof, without the prior written consent of National Securities Corporation or as otherwise required by the terms of any existing registration rights granted prior to the date of this Agreement by the Company to the holders of any of the Company's securities.

               (h) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of
(i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

               (i) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

               (j)  In connection with any registration under
Section 9.3 hereof, the Company shall enter into an underwriting agreement with the managing underwriters selected for such underwriting by Holders holding a Majority of the Warrant Shares requested to be included in such underwriting, which may be the Representative. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Shares and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

               (k) For purposes of this Agreement, the term "Majority" in reference to the Representative's Warrants or Warrant Shares, shall mean in excess of fifty percent (50%) of the then outstanding Warrant Shares (calculated as provided in the following sentence) that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith and (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act. For purposes of the preceding sentence, the Holder of a Representative's Warrant shall be deemed the holder of the aggregate number of Warrant Shares that acquirable upon exercise thereof.

     10.  Obligations of Holders.
          -----------------------

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 9 hereof that each of the selling Holders shall:

          (a) Furnish to the Company such information regarding themselves, the Warrant Shares held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Warrant Shares.

          (b) Notify the Company, at any time when a prospectus relating to the Warrant Shares covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     11.  Adjustments to Exercise Price and Number of Securities.
          -------------------------------------------------------

     The Exercise Price in effect at any time and the number and kind of securities purchased upon the exercise of the Representative's Warrant shall be subject to adjustment from time to time only upon the happening of the following events:

          11.1  Stock Dividend, Subdivision and Combination.
                --------------------------------------------

          In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

          11.2 Adjustment in Number of Securities.
               -----------------------------------

          Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 11, the number of Warrant Shares issuable upon the exercise at the adjusted Exercise Price of each Representative's Warrant shall be adjusted to the nearest number of whole shares of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Representative's Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          11.3 Definition of Common Stock.
               ---------------------------

          For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

          11.4 Merger or Consolidation.
               ------------------------

          In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Representative's Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Representative's Warrant) to receive, upon exercise of such Representative's Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock for which such Representative's Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 11. The above provision of this subsection shall similarly apply to successive consolidations or mergers.


          11.5 No Adjustment of Exercise Price in Certain Cases.
               -------------------------------------------------

          No adjustment of the Exercise Price shall be made:

               (a) Upon the issuance or sale of the
Representative's Warrant or the Warrant Shares;

               (b) Upon the issuance or sale of Common Stock (or any other security convertible, exercisable, or exchangeable into shares of Common Stock) upon the direct or indirect conversion, exercise, or exchange of any options, rights, warrants, or other securities or indebtedness of the Company outstanding as of the date of this Agreement or granted pursuant to any stock option plan of the Company in existence as of the date of this Agreement, pursuant to the terms thereof; or

               (c) If the amount of said adjustment shall be less than two cents ($.02) per share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($.02) per Representative's Warrant.

     12.  Exchange and Replacement of Representative's Warrant
          Certificates.
          ----------------------------------------------------

     Each Representative's Warrant Certificate is exchangeable, without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company for a new Representative's Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Representative's Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Representative's Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     13.  Elimination of Fractional Interests.
          ------------------------------------

     The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Representative's Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

     14.  Reservation and Listing of Securities.
          --------------------------------------

     The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Representative's Warrant and the Warrants issuable upon exercise thereof, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. Every transfer agent ("Transfer Agent") for the Common Stock and other securities of the Company issuable upon the exercise of the Representative's Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every Transfer Agent for the Common Stock and other securities of the Company issuable upon the exercise of the Representative's Warrant. The Company will supply every such Transfer Agent with duly executed stock and other certificates, as appropriate, for such purpose. The Company covenants and agrees that, upon exercise of the Representative's Warrant and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Representative's Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Representative's Warrant to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted on Nasdaq SmallCap Market.

     15.  Notices to Representative's Warrant Holders.
          --------------------------------------------

     Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Representative's Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     16.  Warrants.
          ---------

     The form of the certificate representing the Warrants (and the form of election to purchase shares of Common Stock upon the exercise of the Warrants and the form of assignment printed on the reverse thereof) shall be substantially as set forth in Exhibit "A" to the Warrant Agreement dated as of the date hereof by and among the Company, the Representative and [American Stock Transfer & Trust Company,] as warrant agent (the "Warrant Agreement"). Each Warrant issuable upon exercise of the Representative's Warrants shall evidence the right to initially purchase a fully paid and non-assessable share of Common Stock at an initial purchase price of $____ [150% of the initial public offering price per share of Common Stock] from _________, 1998 [one year from the Closing Date of the Registration Statement] until 5:30 p.m. New York time on _____________, 2002 [5 years from the Closing Date of the Registration Statement] at which time the Warrants, unless the exercise period has been extended,
shall expire.   The exercise price of the Warrants and the number
of shares of Common Stock issuable upon the exercise of the Warrants are subject to adjustment, whether or not the Representative's Warrants have been exercised and the Warrants have been issued, in the manner and upon the occurrence of the events set forth in Section 8 of the Warrant Agreement, which is hereby incorporated by reference and made a part hereof as if set forth in its entirety herein. The Company covenants to, and agrees with, the Holder(s) that without the prior written consent of the Holder(s), which will not be unreasonably withheld, the Warrant Agreement will not be modified, amended, canceled, altered or superseded, and that the Company will send to each Holder, irrespective of whether or not the Representative's Warrants have been exercised, any and all notices required by the Warrant Agreement to be sent to holders of the Warrants.

     17.  Notices.
          --------

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

          (a)  if to the registered Holder of the
Representative's Warrant, to the address of such Holder as shown on the books of the Company; or

          (b)  if to the Company, to the address set forth in
Section 4 hereof or to such other address as the Company may designate by notice to the Holders.

     18.  Supplements; Amendments; Entire Agreement.
          ------------------------------------------

     This Agreement (including the Underwriting Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought. The Company and the Representative may from time to time supplement or amend this Agreement without the approval of any holders of Representative's Warrant Certificates (other than the Representative) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Representative may deem necessary or desirable and which the Company and the Representative deem shall not adversely affect the interests of the Holders of Representative's Warrant Certificates.

     19.  Successors.
          -----------

     All of the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

     20.  Survival of Representations and Warranties.
          -------------------------------------------

     Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement herein shall survive.

     21.  Governing Law.
          --------------

     This Agreement and each Representative's Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     22.  Severability.
          -------------

     If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     23.  Captions.
          ---------

     The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     24.  Benefits of this Agreement.
          ---------------------------

     Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Representative and any other registered Holder(s) of the Representative's Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Representative and any other Holder(s) of the Representative's Warrant Certificates or Warrant Shares.

     25.  Counterparts.
          -------------

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS OF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

ATTEST:                         THERMOENERGY CORPORATION



------------------------        By:
Secretary                           ------------------------
                                    Name:
                                    Title:


                                NATIONAL SECURITIES CORPORATION



                                By:
                                   ----------------------------
                                   Name:  Steven A. Rothstein
                                   Title:  Chairman

EXHIBIT A

         [FORM OF REPRESENTATIVE'S WARRANT CERTIFICATE]

THE REPRESENTATIVE'S WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE REPRESENTATIVE'S WARRANT
REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH
THE WARRANT AGREEMENT REFERRED TO HEREIN.

                    EXERCISABLE ON OR BEFORE

           5:30 P.M., NEW YORK TIME, August    , 2002
                                            ----

                  Representative's Warrant No.
                                               ------

             Shares of Common Stock and/or      Warrants
        -----                              ----

                      WARRANT CERTIFICATE

     This Warrant Certificate certifies that _________, or registered assigns, is the registered holder of Warrants to purchase initially, at any time from August _____, 1998 until
5:30 p.m., New York time on August    , 2002 ("Expiration Date"),
up to ____ shares of Common Stock and/or _____ Series 1 Warrants and/or _____ Series 2 Warrants at the initial exercise price, subject to adjustment in certain events, of $ _____ [120% of initial offering price per share] per share of Common Stock and $_____ per Warrant (the "Exercise Price") upon surrender of this Representative's Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Representative's Warrant Agreement dated as of August ____, 1997 between the Company and National Securities Corporation (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

     No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Representative's
Warrant evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Representative's Warrant evidenced by this Warrant Certificate are part of a duly authorized issue of Representative's Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Representative's Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Representative's Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Representative's Warrant shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Representative's
Warrant evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Representative's Warrant.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     This Warrant Certificate does not entitle any holder thereof to any of the rights of a shareholder of the Company.


     IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed under its corporate seal.

Dated as of August     , 1997
                  -----


ATTEST:                             THERMOENERGY CORPORATION



----------------------             By:
Secretary                              -----------------------
                                       Name:
                                       Title:

                  FORM OF ELECTION TO PURCHASE


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase [ ] shares of Common Stock and/or [ ] Series 1 Warrants and/or [ ] Series 2 Warrants and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of ThermoEnergy Corporation
(the "Company") in the amount of $[     ], all in accordance with
the terms of Section 4 of the Representative's Warrant Agreement dated as of August _____, 1997 between the Company and National Securities Corporation. [Add cashless exercise provision.] The undersigned requests that a certificate for such securities be registered in the name of _____________________, whose address is _________________________________________ and that such certificate be delivered to _______________, whose address is _________________________, and if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant Certificate for the balance of the shares purchasable under the within Warrant Certificate be registered in the name of the undesigned warrantholder or his assignee as below indicated and delivered to the address stated below.


Dated:
       --------------------


                               Signature:
                                          ----------------------
                                          (Signature must conform
                                          in all respects to name
                                          of holder as specified
                                          on the face of the
                                          Warrant Certificate.)
                               Address:
                                        -------------------------

                                        -------------------------


                                        -------------------------
                                        (Insert Social Security
                                        or Other Identifying
                                        Number of Holder)

Signature Guaranteed:
                     --------------------------------------------

(Signature must be guaranteed by a bank savings and loan association, stockbroker, or credit union with membership in an approved signature guaranty Medallion Program pursuant to Securities Exchange Act Rule 17Ad-15.)

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)


     FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto [NAME OF TRANSFEREE] this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:
      -------------------


                              Signature:
                                         ------------------------
                                         (Signature must conform
                                         in all respects to name
                                         of holder as specified
                                         on the face of the
                                         Warrant Certificate.)
                              Address:
                                        -------------------------

                                        -------------------------


                                        -------------------------
                                        (Insert Social Security
                                         or Other Identifying
                                         Number of Holder)

Signature Guaranteed:
                     --------------------------------------------
(Signature must be guaranteed by a bank savings and loan association, stockbroker, or credit union with membership in an approved signature guaranty Medallion Program pursuant to Securities Exchange Act Rule 17Ad-15.)